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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 18, 2006


                                ----------------

                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


                                 ---------------


         Delaware                        000-22223             311499862
(State or other jurisdiction of      (Commission File)      (IRS Employer
incorporation or organization)             Number           Identification No.)

                       101 East Court, Sidney, Ohio 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129

                               -------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

         On April 18, 2006, the Registrant issued a news release announcing, among other things, earnings for the third quarter and year to date earnings for the fiscal year ending June 30, 2006. A copy of the press release is attached as
Exhibit 99.1 to this report and all paragraphs, except paragraphs four and five (dealing with the Registrant's declaration of a dividend and the extension of the Registrant's stock repurchase program), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 - Other Events.

Item 8.01.  Other Events.

         On April 18, 2006, the Registrant issued a press release announcing, among other things, the Registrant's third quarter and year-to-date earnings for the fiscal year ending June 30, 2006, and a regular quarterly dividend to be paid to its shareholders. The press release also announces the extension of the Registrant's current 5% stock repurchase program for an additional twelve-month period. A copy of the press release is attached as Exhibit 99.1 to this report and paragraphs four and five thereof are incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.
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                  The following Exhibit is being furnished herewith:

                  99.1     Press    Release    of    Peoples-Sidney    Financial
                           Corporation, dated April 18, 2006.


                                       1


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PEOPLES-SIDNEY FINANCIAL CORPORATION

                                  By: /s/ Douglas Stewart
                                      -----------------------------------------
                                          Douglas Stewart
                                          President and Chief Executive Officer
Dated:  April 18, 2006



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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1    Press Release of Peoples-Sidney Financial Corporation, dated April 18,
        2006.